Summary Prospectus October 28, 2010 Trading Symbol: MGAMX Institutional Class www.mgamx.com

Before you invest you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 28, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.mgamx.com/forms_literature.html.  You can also get this information at no cost by calling 1-866-811-0228 or by sending an email request to sburkhard@mccarthyadvisors.com.

Investment Objective
The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.66%
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses(2)	1.11%
Plus: Recouped Management Fees(3)	0.03%
Total Annual Fund Operating Expenses Plus Recouped Management Fees	1.14%
(1)	McCarthy Group Advisors, L.L.C.’s (the “Advisor”) management fee is 0.75% on the first $20 million of the Fund’s average daily net assets and 0.60% on average daily net assets over $20 million.
(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratio of Net Expenses to Average Net Assets: Before Expense Reimbursement/Recoupment” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(3)	The Advisor may request recoupment for management fee waivers and/or Fund expense payments made in the prior three fiscal years.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$356	$614	$1,354

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to invest primarily in the stocks of domestic and foreign companies of any size, from larger, well-established companies, which are preferred by the Advisor, to smaller companies.  Under normal market conditions, at least 80% of the Fund’s net assets will be invested in stocks. The Fund will not borrow for investment purposes.  The Advisor pursues the Fund’s objective by investing primarily in the stocks of companies that exhibit the potential for significant long-term appreciation.  The Fund may invest up to 50% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including American Depositary Receipts.  The Fund may also invest up to 10% of its net assets in fixed-income obligations (i.e., U.S. Treasury and agency obligations, corporate debt securities and convertible bonds).  These securities will predominantly be rated at least “investment grade” by one of the nationally recognized statistical ratings organizations or, if unrated, determined by the Advisor to be of comparable quality.  The Fund may also invest up to 5% of its net assets in fixed-income securities rated below investment grade (“junk bonds” or “high-yield securities”).  Additionally, the Fund may invest in exchange-traded funds (“ETFs”).  Investments in equity ETFs are included in the Fund’s 80% investment in stocks.  The Advisor generally makes use of fundamental analytical techniques in its investment process to determine which particular stocks to purchase and sell, and will consider the sale of securities from the Fund’s portfolio when the reasons for the original purchase no longer apply.

The Fund may also invest in Real Estate Investment Trusts (“REITs”).  The Fund will typically invest up to 5% of its net assets in REITs, but can invest a higher percentage in REITs if REIT valuations and fundamental prospects are compelling.  The Fund will not invest more than 20% of its net assets in REITs.

In addition, the Fund may use index options and individual stock options for various portfolio strategies.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•	Management Risk – If the Advisor’s investment strategies do not produce the expected results, the value of the Fund would decrease.
•	Market Risk – Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.
•
Small and Medium-Sized Companies Risk – Investing in securities of small and medium-sized companies involves greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Foreign Securities Risk – Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•
Fixed-Income Securities Risk – Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund.  Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

•
High-Yield Securities Risk – The fixed-income securities held by the Fund that are rated below investment grade (i.e. “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
REIT Investment Risk – REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants.  Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

•
Exchange-Traded Funds Risk – Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike open-end investment companies.

•	Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.

The Fund may be appropriate for investors who:

•	are pursuing a long-term investment horizon;
•	want to add an investment with growth potential to diversify their investment portfolio; or
•	can accept the greater risks of investing in a portfolio with significant common stock holdings.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of a broad-based market index.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at http://www.mgamx.com/performance_data.html or by calling the Fund toll-free at 1-866-811-0228.

Calendar Year Total Returns as of December 31*

        *The Fund’s year-to-date total return as of September 30, 2010, was 3.29%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 23.00% for the quarter ended June 30, 2003, and its lowest calendar quarter return was -21.36% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2009)
	One Year	Five Years	Since Inception August 6, 2001
McCarthy Multi-Cap Stock Fund
Return Before Taxes	36.76%	1.81%	2.70%
Return After Taxes on Distributions	36.67%	1.15%	2.28%
Return After Taxes on Distributions and Sale of Fund Shares	24.02%	1.54%	2.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	1.05%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  McCarthy Group Advisors, L.L.C. is the Fund’s investment advisor.

Portfolio Manager.  Mr. Richard L. Jarvis is currently and has been the portfolio manager for the Fund since its inception on August 6, 2001.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (McCarthy Multi-Cap Stock Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137), by wire transfer, by telephone at 1-866-811-0228, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in the Fund is $1,000.  The minimum subsequent investment in the Fund is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.